Intangible assets, net (Tables)	12 Months Ended
Dec. 31, 2020
Intangible assets, net
Summary of intangible assets

	As of December 31,
	2019	2020
	RMB	RMB
License of copyright	3,530	3,530
Software	2,645	6,035
Total intangible assets	6,175	9,565
Less: accumulated amortization	(776)	(4,172)
Intangible assets, net	5,399	5,393

Summary of estimated amortization expenses

Amortization expense of
intangible assets
RMB
2021	3,706
2022	1,396
2023	291
Total expected amortization expenses	5,393